                                 Exhibit 23.02

              Consent of Deloitte & Touche, Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of our report dated July 27, 1998, with respect to the consolidated financial statements of Anglo-World Education (UK) Limited and Subsidiaries included in the Annual Report (Form 10-K) of Sylvan Learning Systems, Inc. for the year ended December 31, 1999.

Registration Statements on Form S-3:

          Registration Number                         Date Filed
----------------------------------------    ----------------------------

                33-92014                      May 8, 1995
                33-92852                      May 30, 1995
                333-1674                      February 26, 1996
               333-16111                      November 14, 1996
               333-21261                      February 6, 1997
               333-26633                      May 7, 1997
               333-31273                      July 15, 1997
               333-39535                      November 5, 1997
               333-43355                      December 29, 1997
               333-46747                      February 23, 1998
               333-48997                      March 31, 1998
               333-50993                      April 24, 1998
               333-61083                      August 25, 1998
               333-65197                      October 1, 1998
               333-67727                      December 4, 1998
               333-78961                      May 20, 1999

Registration Statements on Form S-8:

                      Name                               Registration Number               Date Filed
-------------------------------------------------     -------------------------    -------------------------
1987-1991 Employee Stock Option Plan                           33-77384              April 6, 1994
1993 Director Stock Option Plan                                33-77386              April 6, 1994
1993 Employee Stock Option Plan                                33-77390              April 6, 1994
1993 Management Stock Option Plan                              33-77388              April 6, 1994
1997 Employee Stock Purchase Plan                             333-21963              February 18, 1997
1998 Stock Incentive Plan                                     333-62011              August 21, 1998
1993 Employee Stock Option Plan and
   Employee Stock Purchase Plan                                33-77390              September 14, 1998

/s/ Deloitte & Touche LLP

United Kingdom
March 24, 2000